SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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( )  Fee paid previously with preliminary materials.

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     paid previously. Identify the previous filing by registration statement
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     4)  Date Filed:

                     First Chesapeake Financial Corporation
                             Letter to Stockholders


Dear Fellow Stockholders,

There is no question that we have accomplished a great deal following the cessation of First Chesapeake's former operations and removal of management in late 1997. Since that time, our new Directors and management have worked hard to carry out various strategic initiatives to re-establish First Chesapeake as a provider of financial services and achieve profitability for our shareholders. Our operations now consist of retail and wholesale mortgage banking as conducted through First Chesapeake Funding, Collateral One Mortgage and First Prime Funding. At this time we have 12 retail offices in seven states, with applications pending in 5 additional states.

Achievements in 1998

After closing the previous operations and several months of planned dormancy, in mid-1998 we installed a new management team and elected a new Board of Directors. The new management team assessed its various business options and adopted a new strategic plan. The first priority has been to build a wholesale and retail mortgage operation through acquisition and internal growth. Our ultimate goal is to vertically integrate First Chesapeake's operations by providing a range of financial services, including various insurance and other products and services to our customers.

As part of our new business strategy, we decided to exit all non-financial services businesses and refocus on building a financial services company. Three of the unrelated businesses have been closed or sold, and we expect to divest of the fourth by year-end 1999.

Armed with a fresh management team and new strategy, First Chesapeake completed its first round of financing to re-capitalize the Company in July 1998, raising $635,000 under a subordinated debenture offering. We used the proceeds to re-establish S.E.C. and regulatory compliance and build the foundation for our new mortgage banking operations. First Chesapeake Funding was formed as a wholly-owned subsidiary in August 1998 to perform wholesale mortgage banking operations and to serve as the administrative arm for the Company's planned national retail mortgage banking operations. During the later half of 1998, we began a comprehensive search, analysis, and due diligence review of prospective acquisition candidates and reached a letter of intent to acquire our first operation.

Achievements to Date in 1999

We continued to make advances in our goal of building a national wholesale and retail mortgage operation in the first half of 1999. In February we completed a second round of financing, borrowing $1,500,000 under a bank credit facility secured by the personal guarantees of several officers and directors of the Company. The majority of the proceeds were used to establish our first retail mortgage banking operation through the acquisition of Mortgage Concepts, Inc., a Kentucky based mortgage banking firm. Mortgage Concepts, which was renamed Collateral One Mortgage, is an established originator of primarily sub-prime and alternate documentation residential mortgage loans operating in five states, including Kentucky, Indiana, Missouri, North Carolina and Tennessee (since expanding into three additional states). In line with our acquisition strategy, the company is a well-managed and profitable operation with over $100 million in annual closed loan volume.

We further expanded our retail presence in July with the launch of a new retail mortgage banking brand, First Prime Funding, and the opening of its initial location in Coral Gables, Florida which will be used as the template for future regional consumer direct operations. The Coral Gables location, staffed with ten loan officers with extensive experience in retail mortgage lending, already has a strong pipeline and profitable operations. This model has since been applied to our Sunrise, Florida branch, with continued roll-out in selected geographic regions.

Through acquisition and internal growth, and with all of the effort put into rebuilding First Chesapeake and re-establishing a financial services company, we were pleased to recently announce the first profits in our mortgage operations just over a year after new management took control of the Company. The mortgage banking segment reported revenues of $3.1 million for the first nine months of 1999 and an operating profit of $149,000 for the first time in many years.

In the fourth quarter of 1999 we entered the growing market of Internet mortgage loan originations, and expect to see this segment become a meaningful part of our mortgage banking business as well as an important component of longer term plans.

In the fourth quarter of 1999 we are also undertaking a private placement of the Company's common stock and have successfully raised $485,000 of additional capital at this writing. This additional capital will enable the Company to continue to implement its strategic plan.

Looking Forward

Your Company has moved closer to accomplishing its goal of developing a nationwide mortgage banking operation and leveraging its consumer relationships and national presence to expand into a full-service financial services company. Consistent with this strategic plan, the Company will continue to aggressively seek out and pursue other synergistic business opportunities and investments within the mortgage banking and related financial services industries through acquisition and internal growth.

Our success to date reinforces our commitment to First Chesapeake and begins to validate our strategic plan, a plan focusing on creating ever-higher levels of customer service and a broader portfolio of products and services. It is our belief that future growth can only be built on a solid foundation, one we believe we have significantly enhanced over the past year. On behalf of the new management team, I would like to express our excitement about the prospects we see before us and look forward to sharing with all our shareholders the growth of our business. It is important to note that none of this could have been possible without the hard work and commitment of all our employees. Our loan officers and staff are the key to the Company's success, and it is only through the efforts and loyalty of our employees that First Chesapeake will succeed in its mission.

Since removal of former management in late 1997, our stock price has increased by approximately 400%, a far better return than major comparative indices such as Dow Jones, the S&P 500, or the Russell 2000 (all of which have shown a roughly 100% return in the same period). Despite this strong performance for our shareholders, we are far from being satisfied. Our new management team is working diligently to build a strong, profitable business that will provide our shareholders with meaningful earnings and value over the long-term. I firmly believe that we are on the right path to maximizing the value to you, our shareholders, and look forward to announcing further exciting events as we grow this company into a national financial services provider.



Mark Mendelson
Chairman and Chief Executive Officer

                     FIRST CHESAPEAKE FINANCIAL CORPORATION



                    Notice of Annual Meeting of Shareholders
                         To Be Held on December 29, 1999



TO THE SHAREHOLDERS OF FIRST CHESAPEAKE FINANCIAL CORPORATION:

         The annual meeting of shareholders of First Chesapeake Financial Corporation (the "Company") will be held at the Philadelphia Marriott West, Matsonford at Front Street, 111 Crawford Avenue, West Conshohocken, PA 19428, on December 29, 1999, at 10:00 A.M., local time, for the following purposes:

        1. To elect eight Directors for the ensuing year and until their successors are duly elected and qualified;

        2. To approve the 1999 Incentive Stock Option Plan which has been adopted by the Board of Directors; and

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on November 24, 1999 has been fixed as the record date for the annual meeting. All shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                    By Order of the Board of Directors



                                    James J. Greenfield
                                    Secretary

November 30, 1999

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. YOU MAY WITHDRAW THIS PROXY AT ANY TIME BEFORE YOUR SHARES ARE ACTUALLY VOTED AND MAY VOTE YOUR OWN SHARES IF YOU ATTEND THE MEETING IN PERSON.

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

                                 PROXY STATEMENT
                   TO BE MAILED ON OR ABOUT NOVEMBER 30, 1999
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 29, 1999

         The enclosed proxy is solicited by and on behalf of the Board of Directors of First Chesapeake Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on December 29, 1999, at 10:00 a.m. local time at the Philadelphia Marriott West, Matsonford at Front Street, 111 Crawford Avenue, West Conshohocken, PA 19428 or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of stock held by them.

         The stock represented by all properly executed proxies received by the Secretary of the Company and not revoked will be voted for the election of all the directors nominated, unless the shareholder directs otherwise in the proxy, in which event such stock will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by giving written notice (which may be in the form of a substitute proxy delivered to the secretary of the meeting) or by attending the meeting and voting in person.

         A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors at a meeting at which a quorum is present. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast and, therefore, will have no effect on the election of directors. Any other matters submitted to a vote of the Shareholders will be determined by a majority of the votes cast.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you are the beneficial owner of shares of the common stock of the Company which are not registered in your name, you will need appropriate documentation from the holder of record of your shares to vote personally at the meeting.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Record Date

         The Board of Directors has fixed the close of business on November 24, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. As of the close of business on the record date, 6,341,000 shares of common stock of the Company were outstanding and entitled to vote at the annual meeting. (An additional 646,667 shares have been subscribed to under an ongoing private placement of common stock, although these shares have yet to be issued and are not entitled to vote on all matters voted on at the Annual Meeting.) All of such shares were of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered under such holder's name.

         The Company's common stock is not listed on any exchange. However, market quotes for the Common Stock (under the symbol "FCFK") may be obtained from the National Association of Securities Dealers through the NASD OTC Bulletin Board, its automated system for reporting non-NASDAQ quotes. As of November 24, 1999 the high bid price was $1-5/8. The low offer price was $1-9/16, as reported on the NASD OTC Bulletin Board.

Stock Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of September 30, 1999 by
i) each person known by the Company to own beneficially 5% of such stock, ii) each Director of the Company, iii) each executive officer of the Company, and
iv) all Directors and executive officers of the Company as a group. Other than as listed below, the address for each of the listed individuals is: 12 E. Oregon Avenue, Philadelphia, Pennsylvania 19148.

                                                                 Number of Shares                  Percent
         Name of Beneficial Owner <F1>                          Beneficially Owned                of Total
         -----------------------------                          ------------------                --------

         Mark Mendelson <F2>, <F4>, <F8>......................           3,041,000                   42.1%
         John E. Dell <F2>  ..................................             450,000                    6.2%
         Richard N. Chakejian, Jr. <F5>, <F9>.................             841,500                   11.7%
         Mark E. Glatz <F3>, <F6>, <F9>.......................             645,000                    8.9%
         Matthew Coppolino <F7>...............................              10,000                    0.1%
         James Greenfield <F7>................................             100,000                    1.4%
         John Papandon <F7>...................................             100,000                    1.4%
         Jay Vederman <F10>...................................                 -0-                     -
         Pasquale Nestico <F10>...............................                 -0-                     -
         ----------------------                                          ---------                  ------

         All Directors and officers as a group at 9/30/99.....           5,052,500                   70.0%

         Total number of (fully diluted) shares at 9/30/99....           7,219,500                  100.0%

NOTES:
<F1>    Unless otherwise  indicated,  each person has sole voting and investment powers with respect to the shares
<F2>    Consists of 450,000  shares of common stock owned by Mr. Dell subject to an irrevocable voting trust which is voted by Mr. Mendelson.
<F3>    Consists of 500,000  shares of common stock  privately  purchased by Mr.
        Glatz and to be re-allocated among certain executive officers of the Company.
<F4>    Includes  options to purchase 20,000 shares under the conversion  rights associated with subordinated debenture subscriptions.
<F5>    Includes  options to purchase 10,000 shares under the conversion  rights associated with subordinated debenture subscriptions.
<F6>    Includes  options to purchase 5,000 shares under the  conversion  rights associated with subordinated debenture subscriptions.

<F7>    Includes  options to purchase  10,000  shares under the  Company's  1998
        Non-Qualified Stock Option Plan (the "1998 Plan")
<F8>    Includes options to purchase 300,000 shares under the 1998 Plan
<F9>    Includes options to purchase 100,000 shares under the 1998 Plan
<F10>   Messrs. Vederman and Nestico have each subscribed to 66,667 shares under an ongoing private placement of common stock, although these shares have yet to be issued by the Company

Legal Proceedings

         No director, officer, affiliate or 5% shareholder is a party adverse to the Company or has a material interest adverse to the Company in any material proceeding.


                                   PROPOSAL 1
                                   ----------

Election of Directors

         The Company's Board of Directors presently consists of eight directors. The terms of all Directors will expire at the time of the Annual Meeting.

         Unless otherwise instructed on the proxy, the shares represented by proxies will be voted for the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in the Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for his term and until his successor has been elected. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. The Company is not aware of any family relationship among any of the directors, executive officers or nominees to become directors or executive officers of the Company. The names, positions, ages and backgrounds of nominees for director of the Company are set forth below.

Name                                Age     Position
----                                ---     --------
Mark Mendelson                      42      Chairman of the Board of Directors and Chief Executive Officer.  Mr.
                                            Mendelson has been a Director of the Company since August 1996.
                                            Since 1984, Mr. Mendelson has served as Chairman and Chief Executive
                                            Officer of Hampton Real Estate Group, Inc., a diversified
                                            professional real estate brokerage, development, and management firm specializing in commercial and residential properties throughout the
                                            United States.   Mr. Mendelson is a former director and past chairman
                                            of the Audit Committee of Equimark Bank Corporation (currently known as Integra) and sits on the boards of a variety of civic and philanthropic institutions.

Richard Chakejian, Jr.              37      Director and President.  Mr. Chakejian is experienced in the food, laundry products and chemical industries.  Mr. Chakejian has an extensive background in field management, sales, marketing and research.

Mark Glatz                          37      Director and Chief Financial Officer.  Mr. Glatz  is experienced in finance,  banking,  and a wide array of other industries,  and holds a degree in accounting and an MBA in financial management.


                                       3

Name                                Age     Position
----                                ---     --------

Matthew Coppolino                   70      Director.  Mr. Coppolino is the senior Judge in the Court of Common
                                            Pleas of the Commonwealth of Pennsylvania.

James Greenfield                    48      Director and Secretary.  Mr.  Greenfield  is an attorney  with experience in private  practice,  emphasizing municipal law, real estate matters,  and complex commercial  litigation and arbitration.

Pasquale Nestico, M.D.              54      Director (appointed November 1999).  Dr. Nestico is a practicing physician certified in cardiology and internal medicine as well as an extensively published clinical professor of medicine at both
                                            Allegheny Hospital (formerly Hahnemann University) and Jefferson
                                            Medical College.

John Papandon                       37      Director.  Mr. Papandon is an attorney and Certified Public
                                            Accountant with a Masters degree in taxation with 15 years experience in the accounting industry.

Jay Vederman                        33      Director (appointed November 1999).  Mr. Vederman has experience in real estate development and management, retail and manufacturing.
                                            Mr. Vederman also brings valuable experience and background in the management of growth-oriented publicly-traded entities.

PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE IN ALL EVENTS UNLESS OTHERWISE SPECIFIED IN THE PROXY.

Meetings And Committees Of The Board

         The Board of Directors held four meetings during 1998. Excluding the newly appointed directors, each director who is standing for election attended all of such meetings of the Board of Directors during which he was a director.

         The Nominating Committee considers nominees for the Board recommended by the Company's shareholders. The Nominating Committee consists of John Papandon, Mark Mendelson, and Richard Chakejian, Jr. A shareholder who is interested in nominating a person to the Board should submit to the Secretary of the Company written notice of his or her intent to make such nomination. Such notice must be given either by personal delivery or by United States mail, postage prepaid, not later than 120 days in advance of the annual meeting, or with respect to a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Such notice should include biographical information about the candidate and his or her qualifications for office.

         The Audit Committee consists of John Papandon and James Greenfield. The Audit Committee met three times during 1998. The committee's primary function is to oversee and maintain adequate financial and operating policies, safeguards and procedures exist and are followed to assure integrity of the Company's books and records and to protect its shareholders.

         The Compensation Committee consists of Matthew Coppolino, John Papandon, and James Greenfield. The Compensation Committee met once during 1998. The committee is responsible for recommending to the Board of Directors the amount and nature of compensation paid to executive officers and key employees of the Company. The principal objective in designing and recommending compensation policies is to develop and administer a comprehensive program designed to attract, motivate and retain outstanding managers who are likely to enhance the profitability of the Company and create value for its shareholders.

Section 16(a) Compliance

         Section 16 (a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Security Dealers. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all forms 3, 4 and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent (10%) beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 1998; however, certain filings of forms 3, 4, and/or 5 for Messrs. Chakejian, Mendelson and Papandon which were due in 1999 have yet to be filed.


Resignation of Board Members

         Pasquale Nestico, M.D. resigned as director of the Company effective April 14, 1998. (As noted above, Dr. Nestico has rejoined the Board of Directors effective November 17, 1999.)


Compensation of Directors

         Directors who are not executive officers of the Company ("Outside Directors"), namely Messrs. Coppolino, Greenfield, Papandon, Vederman and Nestico, are entitled to receive compensation of $2,000 per calendar quarter served. As of July 9, 1998, each of the Outside Directors serving at that time, namely, Messrs. Coppolino, Greenfield and Papandon, were awarded stock options to purchase 10,000 shares at $0.60 per share expiring July 9, 2003.


Compensation of Executive Officers

         The following table sets forth, for the three years ended December 31, 1998, certain information as to the total remuneration paid to each of the Company's executive officers whose total annual salary and bonus exceeded $100,000 for services in all capacities:

                          Summary Compensation Schedule
                                                               Annual Compensation
                                                               -------------------        Other       All Other
         Name                                               Salary          Other         Reimb.     Compensation
         Principal Position <F1>                 Year       <F2>            <F3>          <F4>          <F5>
         -----------------------                 ----       ----            ----          ----          ----

         Mark Mendelson                          1998       $ 75,000        $100,000      $ 9,000       $ 12,000
         Chairman and CEO                        1997       $      0        $      0      $     0       $      0
                                                 1996       $      0        $      0      $     0       $      0

         Richard N. Chakejian, Jr.               1998       $ 50,000        $100,000      $ 9,000       $ 12,000
         President                               1997       $      0        $      0      $     0       $125,000 <F6>
                                                 1996       $      0        $      0      $     0       $      0

         Mark E. Glatz                           1998       $ 50,000        $ 50,000      $ 9,000       $ 12,000
         Chief Financial Officer                 1997       $      0        $      0      $     0       $      0
                                                 1996       $      0        $      0      $     0       $      0

<F1>    No other  executive  officer  had  compensation  whose  salary and bonus exceeded $100,000.
<F2>    All 1998 salaries to the three executive  officers,  Messrs.  Mendelson,
        Chakejian, Jr. and Glatz, have been deferred.
<F3>    Includes amounts converted to subordinated debentures in 1998.
<F4>    Includes  perquisites,   including  automobile  and  incidental  expense
        allowance.
<F5>    Includes  premiums paid or reimbursed  for health,  disability  and life
        (where the spouse is the beneficiary) insurance.
<F6>    Richard  Chakejian,  Jr.  received  500,000  shares of  common  stock in exchange for his transfer of all rights, title and interest in all proprietary formulas, processes, materials, know-how, and methods of manufacture of a soap detergent and related product. The stock consideration for the transaction with Mr. Chakejian was recognized as compensation by the Company at $0.25 per share, the market price of the stock at that date.


Employment Agreements

         There are no employment agreements with the above-named executive officers.


Option/SAR Grants in Last Fiscal Year

         In July 1998, the Board of Directors adopted a Non-Qualified Stock Option Plan (the "1998 Plan"). Pursuant to the 1998 Plan, 1,000,000 shares of the Company's common stock were made available for awards. The 1998 Plan allows for Nonqualified Stock Options not intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986. Non-qualified Stock Options may be granted to employees as well as non-employee directors and consultants to the Company. Exercise prices under the Plan must be at fair market value per share at date of grant.

         In July 1998, the Executive Compensation Committee awarded 500,000 option shares to three executive officers of the Company.

         In July 1998, the Board of Directors awarded 30,000 option shares to three outside directors of the Company.

         In 1998, the Company issued $635,000 of convertible subordinated debentures. Up to 20% of the subordinated debenture notes are convertible, at any time at option of the holder, into the Company's common stock at a price of $2.00 per share (for a total of 63,500 option shares of common stock). The $635,000 includes $350,000 of subordinated debentures issued to certain officers of the Company in exchange for a similar reduction in amounts due officers.

         No 1998 Plan options or Subordinated Debenture options have been exercised as of June 30, 1999.

         The following table sets forth, for the period ended December 31, 1998, certain information as to the Option/SAR grants to the above-named executive officers in the last fiscal year:

                                              Number of
                                             Securities          % of Total
                                             Underlying     Options/SARs to      Exercise or          Latest
                                           Options/SARs        Employees in       Base Price      Expiration
                                                Granted         Fiscal Year        ($/share)            Date
                                                -------         -----------        ---------            ----

         Mark Mendelson                         300,000               50.5%            $0.60    July 9, 2003
                                                 20,000                3.4%            $2.00    July 9, 2001
         Richard Chakejian, Jr.                 100,000               16.8%            $0.60    July 9, 2003
                                                 10,000                1.7%            $2.00    July 9, 2001
         Mark E. Glatz                          100,000               16.8%            $0.60    July 9, 2003
                                                  5,000                0.8%            $2.00    July 9, 2001

         Subsequently, in 1999, the Company issued 100,000 option shares at an exercise price of $2.00 per share and 100,000 option shares at an exercise price of $5.00 per share as partial compensation to seven individuals, including three executive officers, one subsidiary officer, two Outside Directors of the Company and one unaffiliated individual, for personally guaranteeing a $1,500,000 bank loan to the Company.


Long-Term Incentive Plan Awards In Last Fiscal Year

         The Company does not sponsor any long-term incentive plan. Accordingly, the Company did not grant (nor has it ever granted) any stock appreciation rights or long-term incentives to any executive officers.


Options/SAR Exercises and Year-End Value Table

                 No stock  options  were  exercised  in the fiscal  year  ending
December 31, 1998.

         The following  table presents  information  concerning each exercise of stock  options  during the fiscal  year ended  December  31, 1998 by each of the named  executive  officers and the value of unexercised  options at December 31,
1998:
                                                                       Number of Shares        Value of
                                                                       Underlying              Unexercised
                                    Shares                             Unexercised             In-the-Money
                                    Acquired                           Options at FY-End       Options at FY-End
                                    on                 Value           Exercisable/            Exercisable/
Name                                Exercise           Realized        Unexercisable           Unexercisable
----                                --------           --------        -------------           -------------

Mark Mendelson                             0              0             420,000/-0-            $ 267,500/-0-
Richard N. Chakejian, Jr.                  0              0             110,000/-0-            $  58,750/-0-
Mark E. Glatz                              0              0             105,000/-0-            $  58,750/-0-

Defined Benefit Plans

         The Company does not sponsor any defined benefit plan.


Repricing of Options/SAR

         The Company did not reprice any options or SAR's in 1998.

Related Party or Interested Party Transactions

         In October 1997, 500,000 shares of common stock were issued to Mr. Chakejian, Jr. in consideration of the transfer of his rights, title, and interests in all proprietary formulas, processes, materials, know-how, and methods of manufacture of a soap detergent and related product.

         In October  1997,  500,000  shares of common  stock were  issued to Mr.
Mendelson and a cash payment of $135,000 was made to Mr. Mendelson in consideration for the 50% interest in Fedeoliva International, Ltd. which Mr. Mendelson, through Hampton Financial Services, Inc., transferred to the Company.

         Richard Chakejian, Sr., the father of the President, was manager and sole employee of Premiere Chemical Products, and was the purchaser of the stock of this subsidiary upon its divestiture as of January 1, 1999. Mr. Chakejian, Sr. formerly owned and operated businesses engaged in several aspects of laundering, dry cleaning, and institutional linen services, and was responsible for product introduction, sales, marketing and general management of the wholly-owned subsidiary prior to divestiture of the business.

         In January 1999, the Company issued 200,000 shares of common stock, options to purchase 100,000 shares at $2.00 per share, and options to purchase 100,000 shares at $5.00 per share as compensation to certain individuals for personally guaranteeing a $1,500,000 bank loan to the Company. The guarantors included the three executive officers of the Company and two Outside Directors of the Company, as well as Lester W. Salzman, President of First Chesapeake Funding, a wholly-owned subsidiary of the Company, as follows:

                                               Number of     Number of Option      Number of Option
                                                  Shares      Shares at $2.00       Shares at $5.00
                                                  Issued               Issued                Issued
                                                  ------               ------                ------

        Mark Mendelson                            50,000               25,000                25,000
        Richard N. Chakejian, Jr.                 20,000               10,000                10,000
        Mark E. Glatz                             20,000               10,000                10,000
        John Papandon                             20,000               10,000                10,000
        James Greenfield                          20,000               10,000                10,000
        Lester W. Salzman                         20,000               10,000                10,000
        (Unrelated party)                         50,000               25,000                25,000
        -----------------                        -------              -------               -------
        Totals                                   200,000              100,000               100,000

         In January 1999, the Company issued 50,000 shares of common stock to James Greenfield and 50,000 shares of common stock to John Papandon, both Directors of the Company, for prior services rendered in lieu of cash payments.

         All future transactions with officers, Directors or five percent (5%) stockholders of the Company will be approved by the independent disinterested members of the Company's Board of Directors and be on terms no less favorable to the Company than could otherwise be obtained from unaffiliated third parties.


                                   PROPOSAL 2
                                   ----------

Approval of the Company's 1999 ISO Plan

         At the Meeting there will be presented to the shareholders for their approval an Incentive Stock Option Plan (the "1999 ISO Plan"), which was adopted by the Board of Directors on November 17, 1999, in order to attract officers and employees whose interests are the same as those of the shareholders, and to provide an additional incentive to employees to whom options are granted to perform at levels that will expand and improve the profits and prosperity of the Company and its subsidiaries, thereby enhancing shareholder value. A proposal to approve the plan will be presented for action by the shareholders at the Meeting.

         The administration of the 1999 ISO Plan shall be by the Board of Directors, provided, however, that the Board of Directors may appoint a committee to administer the Plan, which shall at all times consist of two (2) or more persons, each of whom shall be members of the Board of Directors.

         The complete text of the 1999 ISO Plan appears as Exhibit A to the Proxy Statement. While several of its features are summarized below, such summary is in all respects subject to the complete text of the 1999 ISO Plan set forth in Exhibit A.

Type and Amount of Option Grants

         The maximum number of shares for which options may be granted under the 1999 ISO Plan is 1,500,000 shares of the Company's Common Stock. At the discretion of the Board of Directors or Committee, as the case may be, Options granted under the 1999 ISO Plan may be Incentive Stock Options ("ISOs") pursuant to Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or they may be Non-Qualified Stock Options ("NSOs"). Among other things, the Board of Directors or the Committee, as the case may be, is authorized to make all determinations regarding the persons to whom and numbers of shares for which Options will be granted, to specify certain of the terms of Options granted, and to interpret and establish rules and to make all determinations and take all other actions relating to and reasonable or advisable in administering the 1999 ISO Plan. To the extent permitted by applicable law, members of the Board of Directors or the Committee, as the case may be, will be indemnified by the Company for any legal expenses and liability incurred in connection with the administration and interpretation of the 1999 ISO Plan.

Eligibility

         Under the 1999 ISO Plan, grants of Options may be made to those persons who the Board of Directors or a Committee appointed by the Board of Directors (the "Committee"), determines have the capacity to make a substantial contribution to the success of the Company.

Terms of Option Grants

         The 1999 ISO Plan contemplates that options may be granted by the Board of Directors or by the Committee in accordance with the provisions of the 1999 ISO Plan, which includes:

         (a) Each grant must state the number of shares of Common Stock which may be purchased upon the exercise thereof.

         (b) Each grant in respect of Common Stock shall be at an option price determined by the Board of Directors or by the Committee, as the case may be, but in no event shall be less than market value on the date of grant.

         (c) No options shall be exercised more than 5 years from the date of grant.

         (d) Options shall vest as determined by the Board of Directors or the Committee, as the case may be.

         Agreements evidencing options may contain such investment representation and other terms and provisions, consistent with the 1999 ISO Plan, as the Board of Directors or the Committee, as the case may be, may from time to time determine. Shares covered by options which are terminated for any reason or expire unexercised may be made the subject of new options.

Tax Consequences

         The Company's obligations under the 1999 ISO Plan shall be subject to applicable federal, state and local tax withholding requirements.

Amendments

         The Board of Directors may, from time to time, amend, modify, suspend, terminate or reinstate the 1999 ISO Plan without notice. However, no such action will adversely affect any Optionee's rights under any then outstanding option without such person's prior consent, and, except as required to comport with changes in the Code, any modification or amendment of the 1999 ISO Plan that (i) increases the aggregate number of shares of Common Stock that may be issued upon the exercise of options, (ii) extends the term of the 1999 ISO Plan, (iii) increases the period during which options may be exercised beyond five (5) years from the date of grant, (iv) materially modifies the provisions of the 1999 ISO Plan with respect to the eligibility for participation in the 1999 ISO Plan, or
(v) otherwise materially increases the benefits accruing to Optionees under the 1999 ISO Plan, or (vi) changes the maximum number of shares of Common Stock for which options may be granted to any participant during any year (a consecutive twelve (12) month period), will be subject to the approval of the Company's shareholders. Consistent with the terms of the 1999 ISO Plan, the Board of Directors or the Committee, as the case may be, may modify, extend or renew any outstanding Option pursuant to a written agreement with the Optionee. The 1999 ISO Plan will expire on the date five years after the date of its adoption by the Board of Directors, but Options granted prior to such expiration will continue to exist and may be exercised in accordance with their terms until they have expired by their own separate terms, even if after the expiration date of the 1999 ISO Plan itself.

         ISOs granted under the 1999 ISO Plan are intended to qualify for certain favorable income tax treatment. Under the Code, an Optionee is not taxed in the year in which an ISO is exercised. If an Optionee holds stock purchased upon the exercise of an ISO for a period of at least two years following the date of grant and at least one year from the date the ISO is exercised (or dies while owning the stock) then, upon disposition of the stock (or upon death while owning the stock), he or she will realize capital gain equal to the excess of the sale price of the stock over the Exercise Price. If the Optionee disposes of the stock before the holding periods have expired, the excess of the fair market value of the stock at the time the option was exercised over the Exercise Price will be treated as ordinary income. The Company will not be permitted to take a tax deduction at any time in connection with ISOs unless stock purchased upon exercise is disposed of prior to expiration of the two holding periods. In the year in which an ISO is exercised, the Optionee will realize ordinary income equal to the excess of the fair market value of the stock at the time of exercise over the Exercise Price, and the Company is allowed to take a deduction for the same amount. At its discretion, the Company may withhold from an Optionee's salary or any other amount due to such Optionee (or from shares being purchased upon the exercise of any Option), or, as a condition of exercising the Option, require the Optionee to pay to it in cash, the amount of any required tax withholdings for which the Company is responsible.

General

         The maximum numbers or shares of Common Stock that may be sold under the 1999 ISO Plan, and the number of shares and prices, are subject to adjustment to reflect stock splits, stock consolidation, recapitalization, reclassification, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events.

 Approval of Shareholders

         The 1999 ISO Plan requires for its adoption the favorable vote of a majority of all the shares present at the Meeting in person or by Proxy.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 1999 ISO PLAN.


Other Matters

         The Board of Directors knows of no other matters to be brought before the meeting. If any other matters are properly presented, however, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.


Shareholder Proposals

         The shareholders may present proposals for consideration at the 2000 annual meeting of shareholders of the Company for the inclusion in its proxy materials for such meeting. Any such proposal should be submitted in writing in accordance with Securities and Exchange Commission rules to First Chesapeake Financial Corporation. Shareholder proposals must be received by March 1, 2000, to be included in the proxy materials for the 2000 annual meeting.


Annual Report to Shareholders

         The Annual Report to shareholders of the Company for the year ended December 31, 1998, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


Further Information

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE COMPANY'S YEAR ENDED DECEMBER 31, 1998 AND/OR THE COMPANY'S FORM 10-QSB FOR PERIODS ENDED MARCH 31, 1999 AND JUNE 30, 1999. SUCH WRITTEN REQUEST SHOULD BE SENT TO FIRST CHESAPEAKE FINANCIAL CORPORATION, 12 EAST OREGON AVENUE, PHILADELPHIA, PA 19148, ATTENTION: JAMES J. GREENFIELD, SECRETARY.

                                By Order of the Board of Directors



                                James J. Greenfield
                                Secretary

                                November 30, 1999

                                    Exhibit A

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

                             1999 STOCK OPTION PLAN



                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1.       PURPOSES OF THE PLAN................................................2
2.       GENERAL PROVISIONS..................................................2
         2.1     Definitions.................................................2
         2.2     Administration of the Plan..................................3
         2.3     Effective Date..............................................4
         2.4     Duration....................................................4
         2.5     Shares Subject to the Plan..................................4
         2.6     Amendments..................................................4
         2.7     Participants and Grants.....................................5
3.       STOCK OPTIONS.......................................................5
         3.1     General.....................................................5
         3.2     Price.......................................................5
         3.3     Period......................................................5
         3.4     Exercise....................................................5
         3.5     Payment.....................................................6
         3.6     Special Rules for Incentive Stock Options...................6
         3.7     Termination of Employment or Relationship...................7
         3.8     Effect of Leaves of Absence.................................8
         3.9     Acceleration and Redemption.................................8
4.       MISCELLANEOUS PROVISIONS............................................9
         4.1     Adjustments Upon Changes in Capitalization..................9
         4.2     Non-Transferability.........................................9
         4.3     Withholding.................................................9
         4.4     Compliance with Law and Approval of Regulatory Bodies.......9
         4.5     No Right to Employment.....................................10
         4.6     Exclusion from Pension Computations........................10
         4.7     Abandonment of Options.....................................10
         4.8     Interpretation of the Plan.................................10
         4.9     Use of Proceeds............................................10
         4.10    Construction of Plan.......................................10

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

                             1999 STOCK OPTION PLAN

         1.     PURPOSES OF THE PLAN

                The purposes of this 1999 Stock Option Plan are to enable First Chesapeake Financial Corporation (the "Company") and its Subsidiaries to attract and retain the services of key employees and persons with managerial, professional or supervisory responsibilities, including, but not limited to, members of the Board of Directors, officers of, investors in, consultants to, and business partners and affiliates the Company and its Subsidiaries, responsible for the past and continued success of the Company and its Subsidiaries, and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company and its Subsidiaries by enlarging their personal stake in their success.

         2.     GENERAL PROVISIONS

                2.1     Definitions

                        As used in the Plan:

                        (a) "Act" means the Securities Exchange Act of 1934, including any and all amendments thereto.

                        (b)     "Board   of   Directors"   means  the  Board  of
                                Directors of the Company.

                        (c) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

                        (d) "Committee" means the committee, if any, appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

                        (e)     "Common Stock" means the Company's Common Stock.

                        (f)     "Company"  means  First   Chesapeake   Financial
                                Corporation, a Virginia corporation.

                        (g) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock in the over-the-counter market, as reported by NASDAQ if the Common Stock is trading on the NASDAQ National Market; or, if the Common Stock is listed or traded on a national securities exchange in the event that the Fair Market Value is not on the date Fair Market Value is being determined, Fair Market Value means the last reported sale price of Common Stock on such exchange; in the event that the Fair Market Value is not determinable by any of the foregoing means, then the Fair Market Value shall be determined in good faith by the Board of Directors or the Committee, as the case may be, on the basis of such methods and considerations as the Board of Directors or the Committee, as the case may be, shall deem appropriate, including, but not limited to the last sale price by the Company of its Common Stock or any securities convertible into Common Stock.

                        (h) "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under Section 422 of the Code.

                        (i) Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option

                        (j) "Option Event" means the date upon which beneficial ownership (determined in accordance with Rule 13d-3 under the Act) of shares of the Company's Common Stock are acquired (other than directly from the Company in exchange for cash or property) by any Person (as used in Sections 13 or 14 of the Act), other than any persons who is an officer or director of the Company on January 1, 1999, who thereby becomes the beneficial owner (as defined in Rule 13d-3 under the Act) of more than 20% of the issued and outstanding share of the Company's Common Stock.

                        (k) "Participant" means a person to whom a Stock Option has been granted under the Plan.

                        (l)     "Plan" means this 1999 Stock Option Plan.

                        (m) "Stock Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

                        (n) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

                2.2     Administration of the Plan

                        (a) The Plan shall be administered by the Board of Directors, provided, however that the Board of Directors may appoint a Committee to administer the Plan, which shall at all times consist of two (2) or more persons, each of whom shall be members of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairperson, and shall hold meetings at such times and places as it may determine.

                        (b) The Board of Directors or the Committee, as the case may be, shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Board of Directors or the Committee, as the case may be, of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

                        (c) The Board of Directors or the Committee, as the case may be, may act only by a majority of its members then in office; however, the Board of Directors or the Committee, as the case may be, may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Board of Directors or the Committee, as the case may be.

                        (d) No member of the Board of Directors or the Committee, as the case may be, shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors or the Committee, as the case may be, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors or the Committee, as the case may be) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

                2.3     Effective Date

                        The Plan is and shall be effective upon its approval by the shareholders of the Company, and Stock Options may be granted from time to time thereafter.

                2.4     Duration

                        Unless sooner terminated by the Board of Directors, the Plan shall remain in effect until December 31, 2004.

                2.5     Shares Subject to the Plan

                        The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 1,500,000. The maximum number of shares of Common Stock and the Stock Options shall be subject to adjustment in accordance with Section 4.1, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

                2.6     Amendments

                        The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with
                        Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

                        (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1); or

                        (b)     Extends the term of the Plan; or

                        (c) Increases the period during which a Stock Option may be exercised beyond five (5) years from the date of grant; or

                        (d)     Otherwise   materially  increases  the  benefits
                                accruing to Participants under the Plan; or

                        (e)     Materially   modifies  the  requirements  as  to
                                eligibility for participation in the Plan; or

                        (f) Changes the maximum number of shares of Common Stock for which options may be granted to any Participant during any year (a consecutive twelve (12) month period) (other than as provided in Section 4.1).

                        Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

                2.7     Participants and Grants

                        Stock Options may be granted by the Board of Directors or the Committee, as the case may be, to those persons who the Board of Directors or the Committee, as the case may be, determines have the capacity to make a substantial contribution to the success of the Company. The Board of Directors or the Committee, as the case may be, may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitation of Section 2.5) as the Board of Directors or the Committee, as the case may be, may, in its sole discretion, determine. Notwithstanding the foregoing, no Participant shall be granted Stock Options in any calendar year to purchase in excess of 300,000 shares of Common Stock. In granting Stock Options, the Board of Directors or the Committee, as the case may be, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Board of Directors or the Committee, as the case may be, may determine in its sole discretion.

         3.     STOCK OPTIONS

                3.1     General

                        All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted and dated as of the applicable date of grant, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representation and other terms and conditions as the Board of Directors or the Committee, as the case may be, may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law. Each such grant shall be signed on behalf of the Company by a member of the Board of Directors or the Committee, as the case may be, or by an officer delegated such authority by the Board of Directors or the Committee, as the case may be.

                3.2     Price

                        Subject to the provisions of Sections 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

                3.3     Period

                        The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

                3.4     Exercise

                        Subject to Section 4.4, Stock Options may be exercisable immediately upon the grant of the Stock Option or at such other time or times as the Board of Directors or the Committee, as the case may be, shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company or to a named administrator at the principal office of the Company specifying the number of whole shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

                3.5     Payment

                        The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 4.3, may be paid:

                        (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

                        (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

                        (c)     By a combination of both (a) and (b) above.

                        The Board of Directors or the Committee, as the case may be, may, in its discretion, impose limitations. conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

                3.6     Special Rules for Incentive Stock Options

                        Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the Plan:

                        (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or a Subsidiary.

                        (b) To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other Stock Option Plan of the Company, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

                        (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

                        (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

                3.7     Termination of Employment or Relationship

                        (a) In the event a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d), (e) or (f) while such Participant holds Stock Options, then all rights of any kind under any outstanding Stock Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

                        (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six (6) months after termination unless such Stock Option expires earlier by its terms. For purposes of the Plan, "total disability" shall mean permanent mental or physical disability as determined by the Board of Directors or the Committee, as the case may be.

                        (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six (6) months after such Participant's death unless such Stock Option expires earlier by its terms.

                        (d) If a Participant's employment by the Company or a Subsidiary shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of three (3) months after termination, unless such Stock Option expires earlier by its terms.

                        (e) In the event the Company or a Subsidiary terminates the employment of a Participant who at the time of such termination had been continuously employed by the Company or a Subsidiary during the five (5) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms. A termination for "good cause" shall have occurred only if the Participant in question is terminated, by written notice (i) because of his or her conviction of a felony for a crime involving an act of fraud or dishonesty, (ii) intentional acts or omissions on such Participant's part causing material injury to the property or business of the Company or any Subsidiary, or
                                (iii) because such Participant shall have breached any material term of any employment agreement in place between such Participant and the Company or any Subsidiary and shall have failed to correct such breach within any grace period provided for in such agreement. "Good cause" for termination shall not include bad judgment or any act or omission reasonably believed by such Participant, in good faith, to have been in, or not opposed to, the best interests of the Company and its Subsidiaries.

                        (f) In the event of the termination of a Participant's service as a Director of the Company, who at the time of such termination had continuously served as a Director of the Company during the five (5) year period immediately preceding such termination, and such termination is for any reason except for such Participant's death or total disability or the removal of such Participant as Director (by the shareholders, the Board of Directors or otherwise) for "good cause" (as defined in Section 3.7(e)(i) and
                                (ii)), each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms.

                3.8     Effect of Leaves of Absence

                        It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to re-employment shall have no longer been guaranteed either by statute or contract.

                3.9     Acceleration and Redemption

                        Upon the occurrence of an Option Event, (a) all Stock Options granted and outstanding under the Plan shall become immediately exercisable in full regardless of any terms of said Stock Option to the contrary: and (b) until the earlier to occur of the stated expiration date of the Stock Option and the expiration of the ninety
                        (90) day period following written notice from the Company to all Participants of the occurrence of the Option Event, all Participants shall have the right to demand that the Company cancel and redeem any and all Stock Options held by the Participants by paying with respect to each such Stock Option a price equal to the difference between the purchase price per share of Common Stock subject to such Stock Option and the highest price that can be determined to have been paid by any Person (as that word is used in Section

                        2.1(j)) for any share or shares of the Company's Common Stock prior to the earlier to occur of the stated expiration date of the Stock Option and the expiration of the aforementioned ninety (90) day demand period.

         4.     MISCELLANEOUS PROVISIONS

                4.1     Adjustments Upon Changes in Capitalization

                        In the event of changes to the outstanding shares of Common Stock of the Company through reorganization,
                        merger,         consolidation,         recapitalization,
                        reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and class of shares as to which Stock Options may be granted and the maximum number of Stock Options which may be granted to any Participant in any calendar year. A corresponding adjustment changing the number or class of shares and/or the exercise price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Board of Directors or the Committee, as the case may be, may in is discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section 4.1 shall be made by the Board of Directors or the Committee, as the case may be, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

                4.2     Non-Transferability

                        No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his or her guardian or legal representative.

                4.3     Withholding

                        The Company's obligations under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Board of Directors or the Committee, as the case may be, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Board of Directors or the Committee, as the case may be, for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such
                        Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

                4.4     Compliance with Law and Approval of Regulatory Bodies

                        No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ, if the Common Stock is listed on the NASDAQ National Market, and of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Board of Directors or the Committee, as the case may be, shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the

                        Company has obtained the consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Board of Directors or the Committee, as the case may be, may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Board of Directors or the Committee, as the case may be, may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

                4.5     No Right to Employment

                        Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

                4.6     Exclusion from Pension Computations

                        By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

                4.7     Abandonment of Options

                        A Participant or Eligible Director may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Board of Directors or the Committee, as the case may be, may from time to time prescribe. A Participant or Eligible Director shall have no further rights with respect to any Stock Option so abandoned.

                4.8     Interpretation of the Plan

                        Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within Its meaning the plural and vice versa.

                4.9     Use of Proceeds

                        Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

                4.10    Construction of Plan

                        The place of administration of the Plan shall be in the Commonwealth of Pennsylvania, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the Commonwealth of Virginia.

                     FIRST CHESAPEAKE FINANCIAL CORPORATION

         The undersigned hereby appoints James J. Greenfield and Mark Mendelson, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of First Chesapeake Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held on December 29, 1999 and at any and all postponements and adjournments thereof, upon the following matters:

          1. For the election of Richard N. Chakejian, Jr., Mark Mendelson, Matthew Coppolino, Mark E. Glatz, James Greenfield, John Papandon, Jay Vederman and Pasquale Nestico to serve as Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2000 and until their successors are elected and qualified:

                    _____For All Nominees        _____Against All Nominees

                    (INSTRUCTIONS: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEES NAME BELOW):

                    Richard  N.   Chakejian,   Jr.,  Mark   Mendelson,   Matthew
                    Coppolino, Mark E. Glatz, James Greenfield, John Papandon, Jay Vederman, and Pasquale Nestico.


          2. For the approval of the 1999 ISO Plan. The Board requests the shareholders' approval of the 1999 ISO Plan.

                    _____For Approval            _____Against Approval


          3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS NO. 1 AND NO. 2.

         IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED "FOR" SUCH ITEM.

Dated _______________, 1999


_______________________________________     Please sign as name appears on stock
              Signature                     certificate.  If stock is jointly
                                            owned, both parties must sign.
_______________________________________
              Signature


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
              PLEASE DATE, SIGN AND RETURN THIS PROXY IMMEDIATELY.